UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     August 14, 2006

CHINA DIGITAL COMMUNICATION GROUP

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

 (State or Other Jurisdiction of Incorporation)

000-49715	91-2132336
(Commission File Number)	(IRS Employer Identification No.)

Number 2222. Jin Tian Road
An Lian Building 15th Floor A-01 and A-02
Futian, Shenzhen, China.

(Address of Principal Executive Offices)(Zip Code)

86-755-2698-3767

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On August 14, 2006, China Digital Communication Group issued the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Press release dated August 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL COMMUNICATION GROUP

Date: August 16, 2006	By:	/s/ Ran Liang
Ran Liang
Chief Executive Officer